                             SUBSCRIPTION AGREEMENT

                                                          As of February 7, 2006

To the Board of Directors of
Ascend Acquisition Corp.:

Gentlemen:

     The undersigned hereby subscribes for and agrees to purchase 166,667 units
("Insider Units"), each consisting of one share of common stock and two warrants, each to purchase one share of common stock, of Ascend Acquisition
Corp. (the "Corporation"), at $6.00 per Insider Unit for an aggregate purchase price of $1,000,002 ("Purchase Price"). The purchase and issuance of the Insider
Units shall occur simultaneously with the consummation of the Corporation's initial public offering of securities ("IPO"), which is being underwritten by
EarlyBirdCapital, Inc. ("EBC"). The Insider Units will be sold to the undersigned on a private placement basis and not part of the IPO.

     At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO ("Registration Statement"), the undersigned shall deliver the Purchase Price to Graubard Miller to hold in a non-interest bearing account until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, Graubard Miller shall deposit the Purchase Price, without interest or deduction, into the trust fund ("Trust Fund") established by the Corporation for the benefit of the Corporation's public stockholders as described in the Corporation's Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the
Corporation and Continental Stock Transfer & Trust Company. In the event that the IPO is not consummated, GM shall return the Purchase Price to the undersigned, without interest or deduction.

     The undersigned represents and warrants that it has been advised that the
Insider Units have not been registered under the Securities Act; that it is acquiring the Insider Units for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Insider
Units in violation of the securities laws of the United States; that it is an
"accredited investor" as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and that it is familiar with the proposed business, management, financial condition and affairs of the Corporation.

     Moreover, the undersigned agrees that he shall not sell or transfer the
Insider Units or any underlying securities (collectively, "Insider Securities")
until after the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business
("Business Combination") and acknowledges that the certificates for such Insider
Units shall contain a legend indicating such restriction on transferability. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all shares of common stock included within the Insider
Securities owned by him in accordance with the majority of the votes cast by the holders of the shares of common stock issued in the Company's IPO. Additionally, the undersigned hereby waives, with respect to the Insider Securities, any and all right, title, interest or claim of any kind ("Claim") in or to any distribution of the Trust Fund and any remaining net assets of the Corporation as a result of the liquidation of the Company and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the
Trust Fund for any reason whatsoever.

     The Company hereby acknowledges and agrees that, in the event the Company calls the warrants for redemption pursuant to that certain Warrant Agreement to be entered into by the Company and Continental Stock Transfer & Trust Company in
connection with the Company's IPO, the Company shall allow the undersigned to exercise any warrants included within the Insider Units by surrendering the warrant for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrant, multiplied by the difference between the warrant exercise price and the "Fair Market Value" (defined below) by (y) the Fair Market Value. The "Fair
Market Value" shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of warrants.

     The terms of this agreement and the restriction on transfers with respect to the Insider Units may not be amended without the prior written consent of
EBC.

                                        Very truly yours,

                                        /s/ Don K. Rice
                                        ----------------------
                                        Don K. Rice

Agreed to:

Ascend Acquisition Corp.

By: /s/ Don K. Rice
    ------------------------------
    Name: Don K. Rice
    Title: Chief Executive Officer

Graubard Miller

By: /s/ David Alan Miller
    -------------------------------
    Name: David Alan Miller
    Title: Managing Partner

EarlyBirdCapital, Inc.

By: /s/ Steven Levine
    -------------------------------
    Name: Steven Levine
    Title: Managing Director